UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2005

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 623-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Division of Enforcement of the Securities and Exchange Commission (the “SEC”) has confirmed that it will not proceed with any enforcement action against Google Inc. (“Google”) with respect to the Playboy Magazine article.

In addition, Google has settled regulatory matters relating to its stock option practices without financial penalty being imposed upon Google.

The Securities and Exchange Commission

On January 13, 2005, Google reached an agreement with the SEC regarding the previously disclosed informal investigation by the SEC concerning certain stock options issued to Google’s employees and consultants from 2002 to 2004. In anticipation of cease-and-desist proceedings pursuant to Section 8A of the Securities Act of 1933 (“Securities Act”) against Google and its General Counsel, David C. Drummond, Google and its General Counsel submitted an Offer of Settlement to the SEC, which the SEC has accepted and which resolves all of the SEC’s concerns arising from its inquiry into Google’s stock option practices. Pursuant to the Offer of Settlement, Google and its General Counsel consented to, without admitting or denying the findings in the Order, the entry of an Order by the SEC pursuant to Section 8A of the Securities Act that Google and its General Counsel cease and desist from committing or causing any violations of Sections 5(a) and 5(c) of the Securities Act.

The Order and the Offer of Settlement with the SEC referenced above are furnished with this report as Exhibits 99.1 and 99.2, respectively.

California Corporations Commissioner

On January 13, 2005, Google reached an agreement with the California Corporations Commissioner (the “California Commissioner”) regarding the previously disclosed inquiry by the California Commissioner concerning certain stock options issued to Google’s employees and consultants from 2002 to 2004. The California Commissioner proposed, and Google has consented to, the entry of a Consent Order made pursuant to Section 25110 of the California Corporations Code that resolves all of the California Commissioner’s concerns arising from its inquiry into Google’s stock option practices. Pursuant to the Consent Order, Google was ordered and Google agreed, without admitting or denying the findings in the Consent Order, to desist and refrain from the further offer or sale in the State of California of securities, unless and until qualification has been made under the law, or unless Google is otherwise exempt from qualification.

The Consent Order with the California Commissioner referenced above is furnished with this report as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order Pursuant to Section 8A of the Securities Act of 1933 dated January 13, 2005.

99.2	Offer of Settlement of Google Inc. and David C. Drummond dated January 13, 2005.

99.3	Consent Order (For violations of section 25110 of the California Corporations Code) dated January 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: January 13, 2005	/s/ Eric Schmidt
Eric Schmidt Chairman of the Executive Committee and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order Pursuant to Section 8A of the Securities Act of 1933 dated January 13, 2005.

99.2	Offer of Settlement of Google Inc. and David C. Drummond dated January 13, 2005.

99.3	Consent Order (For violations of section 25110 of the California Corporations Code) dated January 13, 2005.